UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT Pursuant to

Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of report (Date of earliest event reported): June 21, 2017

Vermillion, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34810	33-0595156
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12117 Bee Caves Road Building Three, Suite 100, Austin, TX 78738

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (512) 519-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1993 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

On June 21, 2017,  Vermillion, Inc. (the “Company”) held its 2017 annual meeting of stockholders (the “Annual Meeting”).  The matters voted on at the Annual Meeting were:  (1) the election of seven director nominees, each to serve for a one-year term expiring at the 2018 annual meeting of stockholders and until his or her successor is elected and qualified; (2) an advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement relating to the Annual Meeting (the “Proxy Statement”); (3) an advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers;   and  (4) the ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.  As of the close of business on the record date for the Annual Meeting, there were 56,089,245 shares of Company common stock, par value $0.001 per share, issued and outstanding and entitled to vote.  There were 44,437,407 shares present in person or by proxy at the Annual Meeting, constituting a quorum.  The final voting results were as follows:

Proposal 1.  Election of Directors

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTES
James S. Burns	33,329,807	126,475	10,981,125
Veronica G.H. Jordan, Ph.D.	33,330,858	125,424	10,981,125
James T. LaFrance	33,331,802	124,480	10,981,125
Valerie B. Palmieri	33,301,651	154,631	10,981,125
David R. Schreiber	32,658,596	797,686	10,981,125
Carl Severinghaus	33,330,798	125,484	10,981,125
Eric Varma, M.D.	33,335,302	120,980	10,981,125

Based on the votes set forth above, each of the director nominees was duly elected to serve for a one-year term expiring at the Company’s 2018 annual meeting of stockholders and until his or her successor is elected and qualified.

Proposal 2.  Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

3,
FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
33,101,246	295,163	59,873	10,981,125

Based on the votes set forth above, the stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

Proposal 3. Advisory Vote on the Frequency of Future Advisory Votes to Approve the Compensation of the Company’s Named Executive Officers

The advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers received the following votes:

0,750,820
THREE YEARS	TWO YEARS	ONE YEAR	ABSTENTIONS	BROKER NON-VOTES
641,527	619,898	32,161,150	33,707	10,981,125

In accordance with the results of this vote, the Board of Directors of the Company determined to implement an advisory vote to approve the compensation of the Company’s named executive officers every year until the next required vote on the frequency of advisory votes on executive compensation. The Company is required to hold such a vote on frequency every six years.

Proposal 4.  Ratification of the Selection of Independent Registered Public Accounting Firm

0,750,820
FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
44,385,387	6,147	45,873	0

Based on the votes set forth above, the stockholders ratified the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vermillion, Inc.
Date: June 26, 2017	By:	/s/ Eric J. Schoen
Eric J. Schoen
Senior Vice President, Finance and Chief Accounting Officer